Trade Receivables	12 Months Ended
Dec. 31, 2020
Trade Receivables
Trade Receivables

3. Trade receivables

Trade receivables are mainly attributable to the sale of Ameluz®, the PDT lamp BF-RhodoLED®, Xepi® and the medical cosmetics product Belixos®. It is expected that all trade receivables will be settled within twelve months of the balance sheet date.

Allowances for doubtful accounts were made in the amount of EUR 36 thousand (previous year: EUR 43 thousand). As in the previous year, there were no outstanding receivables on the balance sheet closing date that were not value-adjusted.

Of the receivables, EUR 100 thousand (previous year: EUR 178 thousand) are attributable to finance leases for PDT-lamps.